UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 21, 2011


                           SKY HARVEST WINDPOWER CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                     000-52410                      N/A
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

710 - 890 West Pender Street, Vancouver, British Columbia         V6J 1J9
          (Address of principal executive offices)               (Zip Code)

                                 (604) 267-3041
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e -4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information required by this item is included under Item 3.02 of this current report on Form 8-K.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On June 21, 2011, we issued an aggregate of 1,970,000 shares of common stock to two investors in a non-brokered private placement, at a purchase price of US$0.25 per share, for gross proceeds of US$492,500 pursuant to subscription agreements.

One investor was not a U.S. person (as that term is defined in Regulation S of the Securities Act of 1933, as amended) and the investor purchased in transactions outside of the United States. In issuing shares to this investor we relied on the registration exemption provided for in Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended.

One investor was a U.S. person and an accredited investor (as that term is defined in Rule 501 of Regulation D, promulgated by the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and in issuing shares to this investor we relied on the registration exemption provided for in Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

10.1 Form of Private Placement Subscription Agreement (US purchasers)

10.2 Form of Private Placement Subscription Agreement (Non US Purchasers)

99.1 News release dated June 21, 2011

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKY HARVEST WINDPOWER CORP.


/s/ William Iny
---------------------------
William Iny
President

Date June 21, 2011


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